Exhibit 99.1

The Bank Behind Your Business November 2023

OUTLINE 2 I. Overview 3 II. 3Q23 Highlights / Topics of Interest 9 » Earning Assets 10 » Funding 15 » Net Interest Margin (NIM) 19 » Risk Management 24 » Capital 29 » Non - Interest Income Highlights 34 » Non - Interest Expense 39 » Net Income 42 Impacting Lives for Success and Significance

OVERVIEW Impacting Lives for Success and Significance

6 4

OUR IDENTITY 5

» Began in 1995 » Focused on Organic Growth, Augmented with Opportunistic Acquisitions ▪ 2004 – Newberry Federal ▪ 2006 – Bank of Camden ▪ 2008 – EAH Financial Planning Practice ▪ 2011 – Palmetto South Mortgage Corp. ▪ 2014 – Savannah River Financial Corp. ▪ 2017 – Cornerstone National Bank » Executive Leadership Team and Board Stability/Succession » September 30, 2023 ▪ $1.8 billion total assets ▪ Twenty - two (22) banking offices ▪ Largest community bank in SC Midlands ▪ Fifth largest bank in SC » Dividends ▪ 87 Consecutive Quarters ▪ Current Yield – 3.24% 1 OVERVIEW Highlights Rock Hill 1 Based on 10/30/23 closing pricing of $17.30. 6

» Columbia (Midlands of SC) ▪ State Capitol ▪ University of SC ▪ Fort Jackson ▪ Quality Public Schools ▪ Lake Murray ▪ Riverbanks Zoo » Greenville (Upstate of SC) ▪ Great Pure Business Market ▪ Attractive to Millennials » Augusta (CSRA) ▪ Cybersecurity x Fort Gordon x Private Sector ▪ Augusta University ▪ Excellent Medical Community ▪ The Masters Tournament » Rock Hill (Piedmont) ▪ Winthrop University ▪ Lake Wylie ▪ Included in the Charlotte MSA ▪ Home of Sports & Event Center, as well as “Come - See - Me” & Christmasville Festivals Geographically Diverse and Growing Markets OVERVIEW Rock Hill 7

Three Lines of Business OVERVIEW 8

3Q23 HIGHLIGHTS / TOPICS OF INTEREST Impacting Lives for Success and Significance

EARNING ASSETS Impacting Lives for Success and Significance

Loan Portfolio LTM Growth = 14.9% 2 1 Includes PPP and related LOC to SBA partner. 2 Excludes PPP and related LOC to SBA partner. CRE as a % of RBC = 310.1% (4 th Quarter for 2019 - 2022 and 3 rd Quarter for 2023) $863.7 $980.9 $844.2 Yield 4.75% 4.36% 4.29% 4.43% 5.14% 11 EARNING ASSETS $1,091.6 Composition 9/30/23 Millions

» 3Q23 1 $59.5 million 22.9% annualized growth rate » 2023 YTD 2 $110.8 million 15.1% annualized growth rate 3Q23 Notes: » CRE – 64% of growth » Mortgage – 32% of growth (ARMs, residential construction, and home equity) » Production was moderate and unfunded commercial construction loan advances had a meaningful impact on loan growth » Mix : • Adjustable 11.6% 3 • Fixed 88.4% » Interest Rate Sensitivity : • $361.8 million (32.99% of total loans) available for repricing 12 months 12 1 Linked quarter growth: September 30, 2023 vs. June 30, 2023. 2 2023 YTD growth: September 30, 2023 vs. December 31, 2022. 3 Pay - fixed/receive floating interest rate swap synthetically converts an additional 14% of the loan portfolio to adjustable. S ee page 23 for details. Loan Portfolio Growth EARNING ASSETS

Investment Portfolio Yield 2.49% 1.98% 1.56% 2.78% 3.42% (4 th Quarter for 2019 - 2022, and 3 rd Quarter for 2023) Effective Duration AFS - 3.04 HTM - 5.55 Composition 9/30/23 $288.3 $566.6 $564.8 EARNING ASSETS Millions $506.7 13 $361.9

3Q23 Notes: Activity : » Sold $39.9 million of book value US Treasuries » Weighted average book yield of securities sold was 1.75% » Pre - tax loss of $1.2 million » Proceeds used to reduce FHLB borrowings and build liquidity to fund future loan growth » Projected earn back period of 1.6 years Mix : » Floating 30.9% » Fixed 69.1% Cash Flows : » 4Q2023 $10.9 million » FY2024 $44.5 million 14 Investment Portfolio EARNING ASSETS

FUNDING Impacting Lives for Success and Significance

Total Deposit Cost 0.47% 0.20% 0.11% 0 .25% 1.28% 1 Non - Interest Bearing 29% 32% 33% 33% 31% 1 Millions $1,021.5 $1,230.3 $1,415.5 $1,454.1 (4 th Quarter for 2019 - 2022 & 3 rd Quarter for 2023) 16 High Quality Deposit Franchise $1,559.2 FUNDING 12/31/2019 12/31/2020 12/31/2021 12/31/2022 09/30 /20 23 1 Excluding Brokered CDs.

3Q23 Notes: ▪ 26.7% Cumulative Cycle Deposit Beta ▪ Uninsured deposits of $429.7 million (28.8% of total), of which $85.7 million (5.7% of total) are public funds that are secured or collateralized ▪ Average balance of customer deposits accounts - $27,978 ▪ Total remaining credit availability in excess of $450.1 million 1 17 High Quality Deposit Franchise FUNDING 1 Subject to collateral requirements.

18 2023 YTD (09/30/2023) » Sources of funds Investment Securities $ 58 million Customer Deposits & Cash Management 57 million Brokered CDs 48 million FHLB Borrowings and Federal Funds Purchased 8 million Capital / Other 4 million Total $175 million » Uses of funds Cash / Overnight Investments $ 60 million Loans (includes held - for - sale) 115 million Total $175 million Sources and Uses FUNDING

NET INTEREST MARGIN Impacting Lives for Success and Significance

20 NET INTEREST MARGIN (NIM)

21 NET INTEREST MARGIN (NIM)

22 NET INTEREST MARGIN (NIM)

23 Notes: » NIM Contraction decelerating • 1Q23 23 bps • 2Q23 17 bps • 3Q23 6 bps » Effective May 5, 2023, entered into a pay - fixed / receive floating interest rate swap • Notional amount: $150 million • Synthetically converts approximately 14% of the Loan Portfolio from fixed to floating • Pay a fixed rate of 3.58% • Receive a floating rate of overnight SOFR • Matures on May 5, 2026 • 3Q Impact ▪ Interest Income $626,000 ▪ Loan Portfolio Yield 25 bps ▪ Net Interest Margin 16 bps NET INTEREST MARGIN (NIM)

RISK MANAGEMENT Impacting Lives for Success and Significance

25 Credit Quality RISK MANAGEMENT 2019 2020 2021 2022 2023 YTD NPA / Assets Net Loan Charge - Offs

26 Allowance for Credit Losses on Loans to Loans Provision for (Release of) Credit Losses (000s omitted) Credit Quality RISK MANAGEMENT 1 1 September 30, 2023 year - to - date.

3Q23 YTD Notes: » Key Loan Portfolio Sectors 27 • Only four loans secured by office buildings in excess of 50,000 square feet of rentable space. These four represent $10.4 million in loans outstanding and have a 33% weighted average loan - to - value. Credit Quality RISK MANAGEMENT

28 RISK MANAGEMENT

CAPITAL Impacting Lives for Success and Significance

30 Leverage Ratio (Bank) Total Capital Ratio (Bank) *On 4/20/22, announced a share repurchase authorization of 375,000 shares (5% of the outstanding shares) CAPITAL

31 Tangible Common Equity Tangible Common Equity (ex. AOCI) CAPITAL 1 See Non - GAAP reconciliation on pages 46.

Dividend 32 CAPITAL On 4/20/22, announced a share repurchase authorization of 375,000 shares (5% of the outstanding shares). 1 1 September 30, 2023 year - to - date.

Tangible Book Value 1 1 See Non - GAAP reconciliation on pages 46. 33 Tangible Book Value Tangible Book Value (ex. AOCI) CAPITAL

NON - INTEREST INCOME HIGHLIGHTS Impacting Lives for Success and Significance

Financial Planning / Investment Advisory Services AUM (millions) 35 NON - INTEREST INCOME HIGHLIGHTS

Financial Planning / Investment Advisory Services Revenue and Pre - Tax Income (thousands) 36 Pre - tax Profit Margin 14.3% 29.7% 30.5% 33.9% 30.7% NON - INTEREST INCOME HIGHLIGHTS 1 1 September 30, 2023 year - to - date.

37 Residential Mortgage Banking Production (millions) NON - INTEREST INCOME HIGHLIGHTS $97.1 $107.2 1 1 September 30, 2023 year - to - date.

Pre - tax Profit Margin 32.9% 31.6% 11.9% 3.6% 27.0% Residential Mortgage Banking Revenue and Pre - Tax Income (000’s omitted) 38 $5,616.5 $7,294.7 $5,327.8 $3,763.8 1 $3,565.4 1 Note: Pre - tax net income does not include fund transfer pricing or ACL allocations. 1 Includes mortgage late charges and other mortgage revenue. 2 September 30, 2023 year - to - date. NON - INTEREST INCOME HIGHLIGHTS 2

NON - INTEREST EXPENSE Impacting Lives for Success and Significance

NON - INTEREST EXPENSE 40 Non interest Expense (Millions) $34.6 $37.5 $39.2 Notes: 2019 Opened two additional offices – Greenville and Augusta. 2022 Opened new office – Rock Hill. $32.5 $41.3 1 1 September 30, 2023 year - to - date.

3Q23 Notes: » Non - Interest Expenses increased $518,000 on a linked quarter basis • Marketing expenses increased $239,000 due to media timing and new production • Mail check fraud losses were elevated in the quarter at $230,000 41 NON - INTEREST EXPENSE

NET INCOME Impacting Lives for Success and Significance

1 Core net income and EPS exclude gains (losses) on sale of securities and bank premises, write - downs on bank premises held - for - sa le, non - recurring BOLI income, gains on insurance proceeds, and collection of summary judgements on two loans charged off at an FCCO acquired bank. S ee non - GAAP reconciliation on page 47. 2 Includes $738 thousand in non - recurring PPP - related fee income. 3 Includes $2.955 million in non - recurring PPP - related fee income. 4 Includes $46 thousand n non - recurring PPP - related fee income. 5 This compares to 9/30/22 YTD results of $10,563 thousand in core net income and $1.39 in core EPS. Included in the 9/30/22 Y TD was $45 thousand in non - recurring PPP - related fee income compared to $2 thousand in 9/30/23 YTD. 6 This compares to 9/30/22 YTD results of $13,075 thousand in pre - tax pre - provision earnings. Included in the 9/30/22 YTD was $45 thousand in non - recurring PPP - related fee income compared to $2 thousand in 9/30/23 YTD. Thousands 5 6 Core Net Income 1 / Core EPS 1 / Pre - Tax Pre - Provision Earnings 43 NET INCOME 2 3 2 3 4 4

FORWARD - LOOKING STATEMENTS 44 SAFE HARBOR STATEMENT – In this presentation, unless the context suggests otherwise, references to the “Company” or “FCCO” refer to First Community Corporation and references to “we,” “us,” and “our” mean the combined business of the Company, First Community Bank (or FCB) and its wholly - owned subsidiaries . This presentation and other written reports and statements made by us and our management from time to time may contain forward - looking statements . These statements include, without limitation, statements regarding our operating philosophy, growth plans and opportunities, strategies and financial performance, industry and economic trends and estimates and assumptions underlying accounting policies . Words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “focus,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions are intended to identify such forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond our control . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by the Company or any other person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by us with the US Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (2) the strength of the US economy in general and the strength of the local economies in which we conduct operations may be different than expected, including unemployment levels, supply chain disruptions, higher inflation, and slowdowns in economic growth ; (3) the rate of delinquencies and amounts of charge - offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (4) changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action ; (5) adverse conditions in the stock market, the public debt markets and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; (6) technology and cybersecurity risks, including potential business disruptions, reputational risks, and financial losses, associated with potential attacks on or failures by our computer systems and computer systems of our vendors and other third parties ; (7) inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments ; and (8) the ultimate ramifications, if any, of the 2023 bank failures with respect to increased regulatory supervision and any increases in the costs of doing business . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in our reports (such as the annual report on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K) filed with the SEC and available at the SEC’s internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements by us or any person acting on our behalf is expressly qualified in its entirety by the cautionary statements above . The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein . We undertake no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by law .

NON - GAAAP FINANCIAL MEASURES The Bank Behind Your Business 45 NON - GAAP FINANCIAL MEASURES – This presentation contains certain non - GAAP financial measures that are not in accordance with US generally accepted accounting principles (GAAP) . We use certain non - GAAP financial measures to provide meaningful, supplemental information regarding our operational results and to enhance investors’ overall understanding of our financial performance . The limitations associated with non - GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently . These disclosures should not be considered an alternative to our GAAP results . See the end of this presentation for a non - GAAP financial measures reconciliation to the most directly comparable GAAP financial measure .

NON - GAAP RECONCILIATION 46 The tables below provide a reconciliation of non - GAAP measures to GAAP for each of the periods presented:

NON - GAAP RECONCILIATION 47 1 Excludes gains (losses) on sale of securities and bank premises, write - downs on bank premises held - for - sale, non - recurring BOLI income, gains on insuranc e proceeds, and collection of summary judgements on two loans charged off at an FCCO acquired bank. The tables below provide a reconciliation of non - GAAP measures to GAAP for each of the periods presented: